   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1998

                                                SECURITIES ACT FILE NO. 33-22462
                                        INVESTMENT COMPANY ACT FILE NO. 811-5576
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 13                      [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 15                             [X]
                        (Check appropriate box or boxes)

                            ------------------------

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                                   Copies to:

        Counsel for the Fund:
          BROWN & WOOD LLP                                      Michael J. Hennewinkel, Esq.
       One World Trade Center                                  MERRILL LYNCH ASSET MANAGEMENT
    New York, New York 10048-0557                                      P.O. Box 9011
Attention: Thomas R. Smith, Jr., Esq.                         Princeton, New Jersey 08543-9011

                            ------------------------

   It is proposed that this filing will become effective (check appropriate box)

       [ ] immediately upon filing pursuant to paragraph (b)
       [ ] on (date) pursuant to paragraph (b)
       [X] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    Prospectus

                                                            [MERRILL LYNCH LOGO]

                                        SUBJECT TO COMPLETION

                            PRELIMINARY PROSPECTUS DATED DECEMBER 31, 1998



                              Merrill Lynch Global Allocation Fund, Inc.


                    [MERRILL LYNCH ARTWORK]


                                                           February    , 1999


                    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
The Merrill Lynch Global Allocation Fund at a Glance........    3
Risk/Return Bar Chart.......................................    5
Fees and Expenses...........................................    6

[DETAILS ABOUT THE FUND ICON]
DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How the Fund Invests........................................    8
Investment Risks............................................   10

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   22
How to Buy, Sell, Transfer and Exchange Shares..............   27
Participation in Merrill Lynch Fee-Based Programs...........   31

[MANAGEMENT OF THE FUND ICON]
MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Merrill Lynch Asset Management..............................   33
Financial Highlights........................................   34

[FOR MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

[KEY FACTS ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

TOTAL INVESTMENT RETURN -- the combination of capital appreciation and investment income.


EQUITY SECURITY -- shares of ownership of a corporation.





THE MERRILL LYNCH GLOBAL ALLOCATION FUND AT A GLANCE

--------------------------------------------------------------------------------


WHAT ARE THE FUND'S OBJECTIVE AND GOALS?



The investment objective of the Fund is to provide high TOTAL INVESTMENT RETURN, consistent with prudent risk, through a fully managed investment policy utilizing United States and foreign EQUITY, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund's portfolio will include both equity and debt securities. At any given time, however, the Fund may emphasize either debt securities or equity securities. The Fund may invest in high yield or "junk" bonds and in certain types of "derivative" securities. When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates.



Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located in North and South America, Western Europe, Australia and the Far East. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.



The Fund cannot guarantee that it will achieve its goals.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


As with any mutual fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur because the stock or bond markets are rising or falling, or in response to interest rate changes. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you will lose money.



The Fund may invest a substantial portion of its assets in non-U.S. securities. Foreign investing involves special risks -- including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.



Derivatives and high yield or "junk" bonds may be volatile and subject to liquidity, leverage, credit and other types of risks.




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                     3

[KEY FACTS ICON] Key Facts


Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. However, the Fund is legally classified as a non-diversified fund, which means that it has the ability to invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.


WHO SHOULD INVEST?


The Fund may be an appropriate investment for you if you:



       - Are looking for capital appreciation for long term goals, such as retirement or funding a child's education, but also seek some current income.



       - Want a professionally managed portfolio.



       - Are willing to accept the risk that your investment may fluctuate over the short term.



       - Are looking for exposure to a variety of foreign markets.



       - Are willing to accept the risks of foreign investing.



       - Are prepared to receive taxable distributions of ordinary income and capital gains.



4                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares from year to year for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Financial Times/Standard & Poor's--Actuaries World Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.



                                  [BAR CHART]

       1990     1991     1992     1993     1994     1995     1996     1997
       ----     ----     ----     ----     ----     ----     ----     ----
       1.00%    27.00%   11.00%   20.00%   -3%      22.00%   15.00%   10.00%


During the period shown in the bar chart, the highest return for a quarter was 12.04% (quarter ended March 31, 1991) and the lowest return for a quarter was -8.32% (quarter ended September 30, 1990). The year-to-date return as of September 30, 1998 was -8.92%.



  AVERAGE ANNUAL TOTAL
  RETURNS (AS OF THE
  CALENDAR YEAR ENDED
  DECEMBER 31, 1997)      PAST ONE YEAR    PAST FIVE YEARS    SINCE INCEPTION
-------------------------------------------------------------------------------
 Merrill Lynch  Global
 Allocation Fund*       A       5.52%            12.46%               13.27%+
-------------------------------------------------------------------------------
                        B       6.47%            12.53%               12.81%++
-------------------------------------------------------------------------------
                        C       9.34%               N/A               13.83#
-------------------------------------------------------------------------------
                        D       5.28%               N/A               12.81#
-------------------------------------------------------------------------------
 Financial Times/
 Standard & Poor's --
 Actuaries World Index**       15.39%            15.18%       9.08% / 14.04%##
-------------------------------------------------------------------------------



 * Includes sales charge.



** This unmanaged capitalization-weighted index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Past performance is not predictive of future performance.



 + Inception date is February 3, 1989.



++ Inception date is February 3, 1989. This performance does not reflect the effect of the conversion of Class B shares to Class D shares after approximately eight years.



 # Inception date is October 21, 1994.



## Represents total returns as of December 31, 1997 for the periods since
   February 23, 1989 and October 21, 1994, respectively.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                     5

[KEY FACTS ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:


SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.



EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:


ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.


MANAGEMENT FEE -- a fee paid to the Manager for managing the Fund.


DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


   SHAREHOLDER FEE (FEES PAID DIRECTLY FROM
               YOUR INVESTMENT)                  CLASS A   CLASS B(a)   CLASS C    CLASS D
-------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  purchases (as a percentage of offering
  price)                                        5.25%(b)   None        None       5.25%(b)
-------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or
  redemption proceeds, whichever is lower)      None(c)    4.0%(b)     1.0%(b)    None(c)
-------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  Dividend Reinvestments                        None       None        None       None
-------------------------------------------------------------------------------------------
  Redemption Fee                                None       None        None       None
-------------------------------------------------------------------------------------------
  Exchange Fee                                  None       None        None       None
-------------------------------------------------------------------------------------------
  Maximum Account Fee                           None       None        None       None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
 ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------
  Management Fee(d)                             0.75%      0.75%       0.75%      0.75%
-------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)   None       1.00%       1.00%      0.25%
-------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(f)                                      0.18%      0.20%       0.21%      0.18%
-------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses(g)        0.93%      1.95%       1.96%      1.18%
-------------------------------------------------------------------------------------------


(a) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.


(b) Some investors may qualify for reductions in the sales charge (load).



(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.



(d) The Fund has agreed to pay the Manager a fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager agreed to voluntarily waive a portion of the fee so that the Fund pays the Manager a fee at the annual rate of 0.75% of the average daily net assets of the Fund for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. The Manager may discontinue or reduce this waiver of fees at any time without notice. For the fiscal year ended October 31, 1998, the Manager received a fee equal to 0.66% of the Fund's average daily net assets.



(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.



(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended October 31, 1998, the Fund paid the Transfer Agent fees totaling $19,228,811. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended October 31, 1998, the Fund reimbursed the Manager $1,033,325 for these services.


(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.



6                                     MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
 Class A                  $615             $806             $1,013             $1,608
---------------------------------------------------------------------------------------
 Class B                  $598             $812             $1,052             $2,081*
---------------------------------------------------------------------------------------
 Class C                  $299             $615             $1,057             $2,285
---------------------------------------------------------------------------------------
 Class D                  $639             $880             $1,140             $1,882
---------------------------------------------------------------------------------------


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
 Class A                  $615             $806             $1,013             $1,608
---------------------------------------------------------------------------------------
 Class B                  $198             $612             $1,052             $2,081*
---------------------------------------------------------------------------------------
 Class C                  $199             $615             $1,057             $2,285
---------------------------------------------------------------------------------------
 Class D                  $639             $880             $1,140             $1,882
---------------------------------------------------------------------------------------


* Assumes conversion to Class D shares approximately eight years after purchase. See note (a) to the Fees and Expenses table above.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                     7

Details About the Fund [DETAILS ABOUT THE FUND ICON]

ABOUT THE PORTFOLIO MANAGER


Bryan N. Ison is a Senior Vice President and the portfolio manager of the Fund. Mr. Ison has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1985 to 1997. Mr. Ison has been primarily responsible for the management of the Fund's portfolio since 1989.



ABOUT THE MANAGER



The Fund is managed by Merrill Lynch Asset Management.



HOW THE FUND INVESTS
--------------------------------------------------------------------------------


The Fund's investment objective is to seek a high total return, consistent with prudent risk, through a fully managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the main goal of the Fund is to achieve a combination of capital growth and income. The Fund tries to do this by investing in both equity and debt securities of issuers located around the world.



There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. However, the Fund is legally classified as non-diversified, which means that the Fund can invest more than 5% of its assets in the securities of a single company or issuer. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund's objective.



Fund management uses the Fund's investment flexibility to create a portfolio of assets which, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Western Europe and the Far East. In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting the markets. In deciding between equity and debt investments, the Manager looks at a number of factors, including the relative opportunity for capital appreciation, dividend yields and the level of interest rates paid on debt securities of different maturities.



Fund management may also, from time to time, identify certain real assets, such as real estate or precious metals that Fund management believes will increase in value because of economic trends and cycles or political or other events. The Fund may invest a portion of its assets in securities related to those real assets such as stock or convertible bonds issued by real estate



8                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

investment trusts. The Fund may invest up to 25% of its total assets in any particular industry sector.



The Fund may also invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.



- EQUITY SECURITIES -- The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights. In selecting stocks and other securities that are convertible to stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. Fund management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.



- DEBT SECURITIES -- The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.



  The Fund may invest up to 35% of the Fund's total assets in "junk" bonds, corporate loans and "distressed securities." Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Fund management will invest in these securities only when it believes that




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                     9

[DETAILS ABOUT THE FUND ICON] Details About the Fund


  they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.



- MONEY MARKET SECURITIES -- The Fund can invest in high quality short term debt securities, such as U.S. government securities, commercial paper and money market instruments issued by commercial banks. Fund management may increase its investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities.



- OPTIONS, FUTURES AND OTHER DERIVATIVES -- The Fund may use options, futures and forward contracts both to increase the return of the Fund and to hedge, or protect, the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. The use of options, futures and forward contracts can be effective in protecting or enhancing the value of the Fund's assets. While these instruments involve certain risks, the Fund will not engage in certain strategies that are considered highly risky and speculative. A full description of the Fund's use of options, futures, forward contracts and other derivatives is included in the Statement of Additional Information.



INVESTMENT RISKS

--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


MARKET AND SELECTION RISK -- Market risk is the risk that the stock or bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



10                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

CREDIT RISK -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.



INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.



CALL AND REDEMPTION RISK -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.



FOREIGN MARKET RISK -- Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. Stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.



FOREIGN ECONOMY RISK -- The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.



Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    11

[DETAILS ABOUT THE FUND ICON] Details About the Fund


transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.



Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.



CURRENCY RISK -- Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk," which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weaker U.S. dollar will increase returns for U.S. investors investing overseas.



GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.



12                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES -- The Fund generally holds its foreign securities in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for an investment company investing only in the U.S.



Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.



Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding and other taxes. Shareholders may be able to take a credit or a deduction for foreign taxes paid by the Fund, if certain requirements are met.



EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- Certain European countries have agreed to enter into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    13

[DETAILS ABOUT THE FUND ICON] Details About the Fund


reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro. Thereafter, these securities will be listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:



       - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other market disruptions could occur.



       - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments -- for example, if securities redenominated in the euro were transferred back into that country's national currency.



       - Computer, accounting and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Manager, the Fund's other service providers or entities with which the Fund or its service providers do business do not properly address this issue before the euro conversion begins in January 1999. These issues may also negatively affect the operations of the companies in which the Fund invests.



Risks associated with certain types of obligations in which the Fund may invest include:



SMALL CAP AND EMERGING GROWTH SECURITIES -- Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, management changes or other adverse developments occur, the Fund's investment in a small cap or emerging growth company may lose substantial value.



14                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small cap and emerging growth securities requires a long term view.



WARRANTS -- A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.



A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.



DERIVATIVES -- Derivatives are financial instruments whose value is derived from another security or an index such as the Financial Times/Standard & Poor's-Actuaries World Index. The Fund may use derivative instruments including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:



      LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



      CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



      CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    15

[DETAILS ABOUT THE FUND ICON] Details About the Fund


      LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



      INTEREST RATE RISK -- the risk that prices of fixed income securities will fluctuate as a function of interest rate movement.



The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may not choose to do so.



CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.



ASSET BACKED SECURITIES -- Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of longer



16                                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

term securities generally changes more widely in response to changes in interest rates than shorter term securities.



MORTGAGE BACKED SECURITIES -- Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."



Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.



CORPORATE LOANS -- Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.



The corporate loans in which the Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    17

[DETAILS ABOUT THE FUND ICON] Details About the Fund


not always provide collateral for corporate loans, or the value of the collateral provided may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.



DISTRESSED SECURITIES -- Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally, the Fund will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, the Fund's principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.



INDEXED AND INVERSE FLOATING RATE SECURITIES -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.



ILLIQUID SECURITIES -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or



18                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.



RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.



Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Because the Fund may get only limited information about the issuer it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.



RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.



JUNK BONDS -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.



STANDBY COMMITMENT AGREEMENTS -- Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There is also the risk that if the security goes up in value, the counterparty will decide not to issue the security. If this occurs, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    19

[DETAILS ABOUT THE FUND ICON] Details About the Fund


WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS -- When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



PRECIOUS METAL RELATED SECURITIES -- Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.



REAL ESTATE RELATED SECURITIES -- Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.



If the Fund's real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.



SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the entity's debt position to its economy or its failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further



20                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

loans. There is no legal process for collecting sovereign debts that a government does not pay and no bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.



BORROWING AND LEVERAGE -- The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return.



Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options, warrants and reverse repurchase agreements.



SECURITIES LENDING -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.



REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.



STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    21

Your Account [YOUR ACCOUNT ICON]


MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


22                                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                                 CLASS A                    CLASS B                    CLASS C                    CLASS D
----------------------------------------------------------------------------------------------------------------------------------
 Availability            Limited to certain         Generally available        Generally available        Generally available
                         investors including:       through Merrill Lynch.     through Merrill Lynch.     through Merrill Lynch.
                         - Current Class A          Limited availability       Limited availability       Limited availability
                           shareholders             through other securities   through other securities   through other securities
                         - Certain Retirement       dealers.                   dealers.                   dealers.
                           Plans
                         - Participants in
                           certain Merrill Lynch
                           sponsored programs
                         - Certain affiliates of
                           Merrill Lynch.
----------------------------------------------------------------------------------------------------------------------------------
 Initial Sales Charge?   Yes. Payable at time of    No. Entire purchase        No. Entire purchase        Yes. Payable at time of
                         purchase. Lower sales      price is invested in       price is invested in       purchase. Lower sales
                         charges available for      shares of the Fund.        shares of the Fund.        charges available for
                         larger investments.                                                              larger investments.
----------------------------------------------------------------------------------------------------------------------------------
 Deferred Sales          No. (May be charged for    Yes. Payable if you        Yes. Payable if you        No. (May be charged for
 Charge?                 purchases over $1          redeem within four years   redeem within one year     purchases over $1
                         million that are           of purchase.               of purchase.               million that are
                         redeemed within one                                                              redeemed within one
                         year.)                                                                           year.)
----------------------------------------------------------------------------------------------------------------------------------
 Account Maintenance     No.                        0.25% Account              0.25% Account              0.25% Account
 and Distribution                                   Maintenance Fee 0.75%      Maintenance Fee 0.75%      Maintenance Fee No
 Fees?                                              Distribution Fee.          Distribution Fee.          Distribution Fee.
----------------------------------------------------------------------------------------------------------------------------------
 Conversion to Class D   No.                        Yes, automatically after   No.                        No.
 shares?                                            approximately eight
                                                    years.
----------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                   23

[YOUR ACCOUNT ICON] Your Account

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.


CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                           DEALER
                                                                        COMPENSATION
                                 AS A % OF            AS A % OF           AS A % OF
      YOUR INVESTMENT          OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
--------------------------------------------------------------------------------------
 Less than $25,000                 5.25%                5.54%               5.00%
--------------------------------------------------------------------------------------
 $25,000 but less than
 $50,000                           4.75%                4.99%               4.50%
--------------------------------------------------------------------------------------
 $50,000 but less than
 $100,000                          4.00%                4.17%               3.75%
--------------------------------------------------------------------------------------
 $100,000 but less than
 $250,000                          3.00%                3.09%               2.75%
--------------------------------------------------------------------------------------
 $250,000 but less than
 $1,000,000                        2.00%                2.04%               1.80%
--------------------------------------------------------------------------------------
 $1,000,000 and over**             0.00%                0.00%               0.00%
--------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.
A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
       - Purchases under a RIGHT OF ACCUMULATION or
         LETTER OF INTENT.
       - Merrill Lynch Blueprint(SM) Program participants.
       - TMA(SM) Managed Trusts.
       - Certain Merrill Lynch investment or central asset accounts.

       - Certain employer sponsored retirement or savings plans.

       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.




24                                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

       - Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.
       - Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS


If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    25

[YOUR ACCOUNT ICON] Your Account

decreases as you hold your shares over time, according to the following schedule:

 YEARS SINCE PURCHASE     SALES CHARGE*
-----------------------------------------
 0 - 1                   4.00%
-----------------------------------------
 1 - 2                   3.00%
-----------------------------------------
 2 - 3                   2.00%
-----------------------------------------
 3 - 4                   1.00%
-----------------------------------------
 4 AND THEREAFTER        0.00%
-----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:


       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
       - Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.
       - Redemption in connection with participation in certain Merrill Lynch fee-based programs.

       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.

       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.


Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at



26                                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


CLASS C SHARES



If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.


Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    27

[YOUR ACCOUNT ICON] Your Account


  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares               First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 23.
                         appropriate for you                        Be sure to read this prospectus carefully.
                         -------------------------------------------------------------------------------------------------------
                         Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                         investment                                 all accounts except:
                                                                      - $250 for certain Merrill Lynch fee-based programs
                                                                      - $100 for retirement plans

                                                                    (The minimums for initial investments may be waived under
                                                                    certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer            net asset value after your order is placed. Any purchase
                         submit your purchase order                 orders placed within fifteen minutes after the close of
                                                                    business on the New York Stock Exchange will be priced at
                                                                    the net asset value determined that day.

                                                                    Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The
                                                                    Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a
                                                                    processing fee to confirm a purchase. This fee is currently
                                                                    $5.35.
                         -------------------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent              To purchase shares directly, call the Transfer Agent at
                                                                    1-800-MER-FUND and request a purchase order. Mail the
                                                                    completed purchase order to the Transfer Agent at the
                                                                    address on the inside back cover of this Prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your              Purchase additional shares                 The minimum investment for additional purchases is $50 for
Investment                                                          all accounts except that retirement plans have a minimum
                                                                    additional purchase of $1.

                                                                    (The minimums for additional purchases may be waived under certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Acquire additional shares through the      All dividends and capital gains distributions are
                         automatic dividend reinvestment plan       automatically reinvested without a sales charge.
                         -------------------------------------------------------------------------------------------------------
                         Participate in the automatic               You may invest a specific amount on a periodic basis through
                         investment plan                            certain Merrill Lynch investment or central asset accounts.
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a participating                You may transfer your Fund shares only to another securities
Another Securities       securities dealer                          dealer that has entered into an agreement with Merrill
Dealer                                                              Lynch. All shareholder services will be available for the
                                                                    transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                                    trading of these assets must be coordinated by the receiving firm.
--------------------------------------------------------------------------------------------------------------------------------



28                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a non-participating            You must either:
Another Securities       securities dealer                          - Transfer your shares to an account with the Transfer
Dealer (continued)                                                    Agent; or
                                                                    - Sell your shares.
--------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer            net asset value after your order is placed. For your
                         submit your sales order                    redemption request to be priced at the net asset value on
                                                                    the day of your request, you must submit your request to
                                                                    your dealer within fifteen minutes after that day's close of business on the New York Stock Exchange (generally 4:00 p.m.
                                                                    Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of
                                                                    business on the next business day. Dealers must submit
                                                                    redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.

                                                                    Securities dealers, including Merrill Lynch, may charge a
                                                                    fee to process a redemption of shares. Merrill Lynch
                                                                    currently charges a fee of $5.35. No processing fee is
                                                                    charged if you redeem shares directly through the Transfer
                                                                    Agent.

                                                                    The Fund may reject an order to sell shares under certain
                                                                    circumstances.
                         -------------------------------------------------------------------------------------------------------
                         Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                                    sign the letter and signatures must be guaranteed. If you
                                                                    hold stock certificates, return the certificates with the
                                                                    letter. The Transfer Agent will normally mail redemption
                                                                    proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                                    proceeds. This delay will usually not exceed ten days.

                                                                    If you hold share certificates, they must be delivered to
                                                                    the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                  29

[YOUR ACCOUNT ICON] Your Account

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Sell Shares              Participate in the Fund's Systematic       You can choose to receive systematic payments from your Fund
Systematically           Withdrawal Plan                            account either by check or through direct deposit to your
                                                                    bank account on a monthly or quarterly basis. If you have a
                                                                    Merrill Lynch CMA(R), CBA(R) or Retirement Account you can
                                                                    arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method
                                                                    you must have dividends and other distributions
                                                                    automatically reinvested. For Class B and C shares your
                                                                    total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is
                                                                    established. The deferred sales charge is waived for
                                                                    systematic redemptions. Ask your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------
Exchange Your            Select the fund into which you want        You can exchange your shares of the Fund for shares of many
Shares                   to exchange. Be sure to read that          other Merrill Lynch mutual funds. You must have held the
                         fund's prospectus                          shares used in the exchange for at least 15 calendar days
                                                                    before you can exchange to another fund.

                                                                    Each class of Fund shares is generally exchangeable for
                                                                    shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                    Class A shares, you will exchange into Class D shares.

                                                                    Some of the Merrill Lynch mutual funds impose a different
                                                                    initial or deferred sales charge schedule. If you exchange
                                                                    Class A or D shares for shares of a fund with a higher
                                                                    initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                    exchange Class B shares for shares of a fund with a
                                                                    different deferred sales charge schedule, the higher
                                                                    schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                    period for calculating a deferred sales charge at
                                                                    redemption. If you exchange Class A or D shares for money
                                                                    market fund shares, you will receive Class A shares of
                                                                    Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                                    Although there is currently no limit on the number of
                                                                    exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------



30                                    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------
When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                31

[YOUR ACCOUNT ICON] Your Account

DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"


Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.



Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------


The Fund will distribute any net investment income and any net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS and DISTRIBUTIONS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.


You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about taxes.




32                                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Management of the Fund [MANAGEMENT OF THE FUND ICON]


MERRILL LYNCH ASSET MANAGEMENT

--------------------------------------------------------------------------------


Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund has agreed to pay the Manager a fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager agreed to voluntarily waive a portion of the fee so that the Fund pays the Manager a fee at the annual rate of 0.75% of the average daily net assets of the Fund for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. The Manager may discontinue or reduce this waiver of fees at any time without notice. For the fiscal year ended October 31, 1998, the Manager received a fee equal to 0.66% of the Fund's average daily net assets.



Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $499 billion in investment company and other portfolio assets under management as of November 1998. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    33

[MANAGEMENT OF THE FUND ICON] Management of the Fund


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                                        CLASS A
                          -------------------------------------------------------------------
                                            FOR THE YEAR ENDED OCTOBER 31,
 INCREASE (DECREASE) IN   -------------------------------------------------------------------
    NET ASSET VALUE:         1998+         1997+         1996+         1995+         1994
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------
 Net asset value,
 beginning of year            $15.92        $15.17        $14.21        $13.07        $13.52
---------------------------------------------------------------------------------------------
 Investment
 income -- net                   .67           .71           .78           .79           .60
---------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net           (1.28)         1.57          1.59          1.04          (.31)
---------------------------------------------------------------------------------------------
 Total from investment
 operations                     (.61)         2.28          2.37          1.83           .29
---------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
  Investment
  income -- net                 (.86)         (.88)         (.98)         (.39)         (.51)
  Realized gain on
  investments -- net           (1.20)         (.65)         (.43)         (.30)         (.23)
---------------------------------------------------------------------------------------------
 Total dividends and
 distributions                 (2.06)        (1.53)        (1.41)         (.69)         (.74)
---------------------------------------------------------------------------------------------
 Net asset value, end of
 year                         $13.25        $15.92        $15.17        $14.21        $13.07
---------------------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:*
---------------------------------------------------------------------------------------------
 Based on net asset
 value per share               (4.43)%        16.08%       17.81%        14.81%         2.14%
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
---------------------------------------------------------------------------------------------
 Expenses, net of
 reimbursement                   .84%          .83%          .86%          .90%          .89%
---------------------------------------------------------------------------------------------
 Expenses                        .93%          .91%          .93%          .90%          .89%
---------------------------------------------------------------------------------------------
 Investment
 income -- net                  4.62%         4.64%         5.31%         5.98%         4.60%
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of year
 (in thousands)           $1,513,999    $2,132,254    $1,841,974    $1,487,805    $1,357,906
---------------------------------------------------------------------------------------------
 Portfolio turnover            49.67%        55.42%        51.26%        36.78%        57.04%
---------------------------------------------------------------------------------------------

                                                        CLASS B
                          -------------------------------------------------------------------
                                            FOR THE YEAR ENDED OCTOBER 31,
 INCREASE (DECREASE) IN   -------------------------------------------------------------------
    NET ASSET VALUE:         1998+         1997+         1996+         1995+         1994
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------
 Net asset value,
 beginning of year            $15.65        $14.95        $14.01        $12.91        $13.38
---------------------------------------------------------------------------------------------
 Investment
 income -- net                   .52           .55           .62           .65           .46
---------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net           (1.26)         1.52          1.59          1.01          (.31)
---------------------------------------------------------------------------------------------
 Total from investment
 operations                     (.74)         2.07          2.21          1.66           .15
---------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
  Investment
  income -- net                 (.70)         (.72)         (.84)         (.26)         (.39)
  Realized gain on
  investments -- net           (1.20)         (.65)         (.43)         (.30)         (.23)
---------------------------------------------------------------------------------------------
 Total dividends and
 distributions                 (1.90)        (1.37)        (1.27)         (.56)         (.62)
---------------------------------------------------------------------------------------------
 Net asset value, end of
 year                         $13.01        $15.65        $14.95        $14.01        $12.91
---------------------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:*
---------------------------------------------------------------------------------------------
 Based on net asset
 value per share               (5.37)%        14.82%       16.71%        13.54%         1.13%
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
---------------------------------------------------------------------------------------------
 Expenses, net of
 reimbursement                  1.86%         1.85%         1.87%         1.93%         1.91%
---------------------------------------------------------------------------------------------
 Expenses                       1.95%         1.93%         1.95%         1.93%         1.91%
---------------------------------------------------------------------------------------------
 Investment
 income -- net                  3.60%         3.62%         4.29%         4.96%         3.58%
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of year
 (in thousands)           $6,743,780    $9,879,603    $8,660,279    $6,668,499    $6,457,130
---------------------------------------------------------------------------------------------
 Portfolio turnover            49.67%        55.42%        51.26%        36.78%        57.04%
---------------------------------------------------------------------------------------------


  *  Total investment returns exclude the effects of sales loads.
  +  Based on average shares outstanding.


34                                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                                                  CLASS C
                                   ----------------------------------------------------------------------
                                                                                         FOR THE PERIOD
                                            FOR THE YEAR ENDED OCTOBER 31,              OCT. 21, 1994++
     INCREASE (DECREASE) IN        -------------------------------------------------     TO OCTOBER 31,
        NET ASSET VALUE:             1998+        1997+        1996+        1995+             1994
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period                  $15.50       $14.83       $13.94       $12.91          $12.91
---------------------------------------------------------------------------------------------------------
 Investment income -- net                .51          .54          .61          .64             .01
---------------------------------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments and
 foreign currency transactions --
 net                                   (1.24)        1.52         1.58         1.02            (.01)
---------------------------------------------------------------------------------------------------------
 Total from investment operations       (.73)        2.06         2.19         1.66              --
---------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
  Investment income -- net              (.71)        (.74)        (.87)        (.33)             --
  Realized gain on
  investments -- net                   (1.20)        (.65)        (.43)        (.30)             --
---------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                         (1.91)       (1.39)       (1.30)        (.63)             --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period       $12.86       $15.50       $14.83       $13.94          $12.91
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:**
---------------------------------------------------------------------------------------------------------
 Based on net asset value per
 share                                 (5.38)%       14.84%      16.68%       13.58%            .00%#
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement         1.88%        1.86%        1.88%        1.95%           2.44%*
---------------------------------------------------------------------------------------------------------
 Expenses                               1.96%        1.94%        1.95%        1.95%           2.44%*
---------------------------------------------------------------------------------------------------------
 Investment income -- net               3.61%        3.60%        4.24%        4.80%           3.71%*
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                         $503,556     $671,467     $385,753     $102,361          $7,347
---------------------------------------------------------------------------------------------------------
 Portfolio turnover                    49.67%       55.42%       51.26%       36.78%          57.04%
---------------------------------------------------------------------------------------------------------

                                                                    CLASS D
                                   -------------------------------------------------------------------------
                                                                                            FOR THE PERIOD
                                              FOR THE YEAR ENDED OCTOBER 31,               OCT. 21, 1994++
     INCREASE (DECREASE) IN        ----------------------------------------------------     TO OCTOBER 31,
        NET ASSET VALUE:              1998+         1997+         1996+        1995+             1994
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period                   $15.89        $15.15        $14.19       $13.08          $13.07
---------------------------------------------------------------------------------------------------------
 Investment income -- net                 .64           .68           .77          .77             .01
---------------------------------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments and
 foreign currency transactions --
 net                                    (1.28)         1.55          1.57         1.01              --
---------------------------------------------------------------------------------------------------------
 Total from investment operations        (.64)         2.23          2.34         1.78             .01
---------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
  Investment income -- net               (.82)         (.84)         (.95)        (.37)             --
  Realized gain on
  investments -- net                    (1.20)         (.65)         (.43)        (.30)             --
---------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                          (2.02)        (1.49)        (1.38)        (.67)             --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period        $13.23        $15.89        $15.15       $14.19          $13.08
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:**
---------------------------------------------------------------------------------------------------------
 Based on net asset value per
 share                                  (4.63)%        15.76%       17.59%       14.43%            .08%#
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement          1.10%         1.08%         1.10%        1.16%           1.69%*
---------------------------------------------------------------------------------------------------------
 Expenses                                1.18%         1.16%         1.18%        1.16%           1.69%*
---------------------------------------------------------------------------------------------------------
 Investment income -- net                4.40%         4.38%         5.04%        5.63%           4.46%*
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in
 thousands)                        $1,316,994    $1,479,711    $1,044,136     $256,525          $4,968
---------------------------------------------------------------------------------------------------------
 Portfolio turnover                     49.67%        55.42%        51.26%       36.78%          57.04%
---------------------------------------------------------------------------------------------------------


  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Based on average shares outstanding.
 ++  Commencement of operations.
  #  Aggregate total investment return.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                                    35

                      (This page intentionally left blank)


                          MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                      (This page intentionally left blank)


                          MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                                                  POTENTIAL
                                                  INVESTORS

                                        Open an account (two options).
                           1                                                    2
                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 OR SECURITIES DEALER                              FINANCIAL DATA SERVICES, INC.
                                                                          P.O. Box 45289
    Advises shareholders on their Fund investments.              Jacksonville, Florida 32232-5289

                                                          Performs recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Fund shares.

                 COUNSEL                            THE FUND                            CUSTODIAN

             BROWN & WOOD LLP                The Board of Directors           BROWN BROTHERS HARRIMAN & CO.
          One World Trade Center               oversees the Fund.                   40 Water Street
      New York, New York 10048-0557                                           Boston, Massachusetts 02019
    Provides legal advice to the Fund.
                                                                         Holds the Fund's assets for safekeeping.

           INDEPENDENT AUDITORS                                               INVESTMENT ADVISER

          DELOITTE & TOUCHE LLP                                        MERRILL LYNCH ASSET MANAGEMENT, L.P.
             117 Campus Drive
     Princeton, New Jersey 08540-6400                                       ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
           Audits the financial                                          Plainsboro, New Jersey 08536
    statements of the Fund on behalf of
            the shareholders.                                                  MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                               1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.


                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

For More Information [FOR MORE INFORMATION ICON]

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling
1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800- MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.



Investment Company Act file #811-5576


Code #10810-02-99


(C) Merrill Lynch Asset Management, L.P.


                                      PROSPECTUS

                                             [MERRILL LYNCH LOGO]


                                      Merrill Lynch

                                      Global Allocation

                                      Fund, Inc.


                                      [MERRILL LYNCH ARTWORK]


                                                               February   , 1999

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified, open-end investment company that seeks high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."

     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated
February   , 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

   The date of this Statement of Additional Information is February   , 1999.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    2
  Equity Securities.........................................    3
  Debt Securities...........................................    6
  Convertible Securities....................................    9
  Money Market Securities...................................   10
  Foreign Investment Risks..................................   10
  European Economic and Monetary Union ("EMU")..............   11
  Portfolio Strategies Involving Options and Futures........   13
  Other Investment Policies, Practices and Risk Factors.....   18
  Investment Restrictions...................................   22
  Portfolio Turnover........................................   23
Management of the Fund......................................   23
  Directors and Officers....................................   23
  Compensation of Directors.................................   25
  Management and Advisory Arrangements......................   25
  Code of Ethics............................................   27
Purchase of Shares..........................................   27
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................   28
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................   33
  Distribution Plans........................................   36
  Limitations on the Payment of Deferred Sales Charges......   37
Redemption of Shares........................................   38
  Redemption................................................   39
  Repurchase................................................   39
  Reinstatement Privilege -- Class A and Class D Shares.....   39
Pricing of Shares...........................................   40
  Determination of Net Asset Value..........................   40
  Computation of Offering Price Per Share...................   41
Portfolio Transactions and Brokerage........................   41
  Transactions in Portfolio Securities......................   41
Shareholder Services........................................   43
  Investment Account........................................   43
  Exchange Privilege........................................   44
  Fee-Based Programs........................................   46
  Retirement Plans..........................................   46
  Automatic Investment Plans................................   46
  Automatic Dividend Program................................   47
  Systematic Withdrawal Plan................................   47
Distributions and Taxes.....................................   48
  Dividends and Distributions...............................   48
  Taxes.....................................................   49
  Tax Treatment of Options, Futures and Forward Foreign
     Exchange Transactions..................................   51
  Special Rules for Certain Foreign Currency Transactions...   51
Performance Data............................................   52
General Information.........................................   54
  Description of Shares.....................................   54
  Independent Auditors......................................   54
  Custodian.................................................   54
  Transfer Agent............................................   55
  Legal Counsel.............................................   55
  Reports to Shareholders...................................   55
  Shareholder Inquiries.....................................   55
  Additional Information....................................   55
Financial Statements........................................   55
Appendix I -- Ratings of Fixed Income Securities............  I-1

                       INVESTMENT OBJECTIVE AND POLICIES

     Reference is made to "How the Fund Invests" and "Investment Risks" in the Prospectus.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     The Fund will invest in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets will be varied from time to time by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), the Fund's manager, in response to changing market and economic trends. This fully managed investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Fund may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities. The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short-term interest rates. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

     In determining the allocation of assets among capital markets, the Manager will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Manager also will consider the relative opportunity for capital appreciation of equity and debt securities, dividend yields and the level of interest rates paid on debt securities of various maturities.

     In selecting securities denominated in foreign currencies, the Manager will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Manager may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.

     While there are no prescribed limits on the geographical allocation of the Fund's assets, the Manager anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in North and South America, Western Europe and the Far East. In addition, the Manager anticipates that a portion of the Fund's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when the Manager believes market conditions warrant such investment.

     Similarly, there are no prescribed limits on the allocation of the Fund's assets among equity, debt and money market securities. Therefore, at any given time, the Fund's assets may be primarily invested in equity, debt or money market securities or in any combination thereof. However, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

EQUITY SECURITIES

     Within the portion of the Fund's portfolio allocated to equity securities, the Manager will seek to identify the securities of companies and industry sectors that are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Manager believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

     There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Manager believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize investments related to that asset, such as investments in precious metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.

     Securities of Smaller or Emerging Growth Companies. An investment in the Fund involves greater risk than is customarily associated with an investment in funds that invest in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. Investment in the Fund is not intended as a complete investment program but is suitable for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

     While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded everyday or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

     While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

     Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management of the Fund believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate significantly during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

     Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

     Precious Metal-Related Securities. The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

     The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

     The Fund may also invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as "asset-based securities." The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

     Real Estate-Related Securities. Although the Fund may invest in companies that hold real estate assets, the real estate-related securities that will be emphasized are equity and convertible debt securities of real estate investment trusts ("REITs"), which own income-producing properties, and mortgage REITs that make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities may be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors, including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs;
(iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in order to avoid entity level tax and be able to pass through certain favorable tax characteristics of their investments to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities or a precious or industrial metal. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such securities, it will be subject to the risks associated with changes in the applicable index or indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular country.

     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

     Warrants. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

DEBT SECURITIES

     The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

     The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign entities. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities"), such as the International Bank for Reconstruction and Development (the "World Bank").

     U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Manager. The Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

     The Fund has not established any rating criteria for the fixed income securities in which it may invest. The Fund is authorized to invest in debt securities of governmental issuers and of corporate issuers, including convertible debt securities, rated BBB or better by Standard & Poor's or Baa or better by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("investment grade bonds"). Debt securities ranked in the fourth highest rating category, while considered "investment grade," have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. The Manager considers the ratings assigned by Standard & Poor's and Moody's as one of several factors in its independent credit analysis of issuers.

     The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the bonds held by the Fund (including U.S. Government and government agency securities) for the fiscal year ended October 31, 1998:

                                                               PERCENT OF
                           RATING                             TOTAL ASSETS
                           ------                             ------------
AAA.........................................................          %
AA..........................................................
A...........................................................
BBB.........................................................
BB..........................................................
B...........................................................
CCC.........................................................
D...........................................................
Not Rated*..................................................
                                                                 -----
                                                                      %
                                                                 =====

---------------
* Bonds which are not rated by Standard & Poor's or which are sovereign bonds in which the sovereign entity was not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities,
  the Fund's Manager believes that     % are of comparable quality to bonds
  rated AAA,     % are of comparable quality to bonds rated AA,     % are of
  comparable quality to bonds rated A,     % are of comparable quality to bonds
  rated BBB,     % are of comparable quality to bonds rated BB,     % are of
  comparable quality to bonds rated B,     % are of comparable quality to bonds
  rated CCC and     % are of comparable quality to bonds rated C. This
  determination is based on the Manager's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities. See Appendix I herein for a description of the ratings.

     The average maturity of the Fund's portfolio of debt securities will vary based on the Manager's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

     Mortgage-Backed Securities. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Fund.

     High Yield/High Risk Securities (Junk Bonds). Investments in high yield/high risk securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield/high risk securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or Standard & Poor's, respectively. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for Standard & Poor's or Ca or lower for Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. Although the Fund may invest in preferred stock rated below investment grade, an investment in an equity security such as preferred stock is not subject to the above noted percentage restriction applicable to the Fund's investments in non-investment grade debt securities.

     The major risks in junk bond investments include:

     - Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     - The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing.

     - Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     - Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the junk bonds the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     - Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     - Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than would be the case with securities trading in a more liquid market.

     The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Within the 35% limitation with respect to investment in high yield/high risk securities, the Fund may purchase in the secondary market senior collateralized loans and senior unsecured loans made by banks or other financial institutions (the "Corporate Loans"). The Corporate Loans in which the Fund invests primarily consist of direct obligations of U.S. or non-U.S. corporations undertaken to finance the growth of that corporation's business or to finance a capital restructuring. The Fund may invest in a Corporate Loan by, among other means, acquiring participations in, assignments of or novations of a Corporate Loan in the secondary market. Certain of the Corporate Loans in which the Fund may invest may be the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund.

     Distressed Securities. Within the 35% investment limitation described above, the Fund may invest in securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by Standard & Poor's) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. The Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its shareholders may be diminished. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. The Fund generally will not invest more than 5% of its total assets in Distressed Securities.

CONVERTIBLE SECURITIES

     Convertible securities entitle the holder to receive interest paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities make them appropriate investments for an investment company seeking high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security will be governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

MONEY MARKET SECURITIES

     Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by Standard & Poor's or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least $1 billion. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

FOREIGN INVESTMENT RISKS

     As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if certain requirements are met. See "Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Brokerage commissions and costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to insider trading and similar investor protection provisions of the securities laws that apply with respect to securities transactions consummated in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the EMU among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU is scheduled to take effect for the initial EMU participants as of January 1, 1999, and will be implemented over the weekend January 1, 1999 through January 3, 1999 ("conversion weekend"). Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and thereafter, will be listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time after the conversion weekend by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     In addition, computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency immediately after the conversion weekend. Like other investment companies and business organizations, the Fund could be adversely affected if the computer, accounting, and trading systems used by the Manager, the Fund's service providers or other entities with which the Fund or its service providers do business do not properly address this issue prior to January 4, 1999.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse effects from movements in interest rates or in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities either owned by the Fund or which the Fund will receive upon immediate conversion or exchange of securities owned by the Fund and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in the equity, debt and currency markets occur.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities either owned by the Fund or which the Fund will receive upon immediate conversion or exchange of securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange ("NYSE"), Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock or Other Financial Index Options and Futures and Financial
Futures. The Fund is authorized to engage in transactions in stock or other financial index options and futures and financial futures (including futures on government bonds), and related options on such futures. The Fund may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock or bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index. The Fund may also purchase and sell stock or other financial index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities, as described below.

     A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund is authorized to sell financial futures contracts in anticipation of an increase in the general level of interest rates or in anticipation of an increase in interest rates in a particular market. Generally, as interest rates rise, the market values of fixed income securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund is also authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not invested or fully invested in any particular securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act, in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     The Fund has authority to purchase and write call and put options on futures contracts (including financial futures) and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund also has authority to engage in options and futures transactions on U.S. and foreign exchanges and in OTC options. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options or futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.

     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

     Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.

     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS

     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code. To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be the obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

     Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets (subject to investment restriction (4) below). In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the United States Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradable in their primary markets offshore or (ii) debt securities which the Fund's management determines are as liquid as publicly registered debt securities. The Board of Directors has adopted guidelines and delegated to the Fund's management the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid investments.

     Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowings, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The fee paid to the Manager will be calculated on the basis of the Fund's average daily net assets including proceeds from any borrowings.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because the Fund invests worldwide, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          (1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          (2) Make investments for the purpose of exercising control or management.

          (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

          (5) Issue senior securities to the extent such issuance would violate applicable law.

          (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          (7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
     Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does intend to engage, from time to time, in short sales "against the box" and in short sales that are covered by securities immediately convertible or exchangeable into the security which is being sold short.

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

          (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

     Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

PORTFOLIO TURNOVER

     While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager will effect portfolio transactions without regard to holding period if, in their judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commission which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66) -- President and Director(1)(2) -- Chairman of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     DONALD CECIL (72) -- Director(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

     ROLAND M. MACHOLD (62) -- Director(2)(3) -- 1091 Princeton-Kingston Road, Princeton, New Jersey 08540. Director of the State of New Jersey Division of Investment from 1977 to 1998; Trustee of Bryn Mawr College since 1990 and of Teacher's College, Columbia University since 1985; Co-Chair Emeritus and Founding Director of the Council of Institutional Investors; Member of the Capital Formation and Regulatory Processes Advisory Committee of the Securities and Exchange Commission from 1995 to 1996; Member of the Institutional Investor Advisory Committee of the New York Stock Exchange from 1992 to 1995.

     EDWARD H. MEYER (72) -- Director (2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

     CHARLES C. REILLY (67) -- Director(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

     RICHARD R. WEST (60) -- Director(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

     EDWARD D. ZINBARG (63) -- Director(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

     TERRY K. GLENN (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (65) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.

     BRYAN N. ISON (64) -- Senior Vice President and Portfolio
Manager(1) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997; and Portfolio Manager of the Manager since 1984.

     DONALD C. BURKE (38) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.

     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President thereof since 1981.

     PHILLIP GILLESPIE (35) -- Secretary(1)(2) -- P.O. Box 9011, Princeton, New Jersey 08543-9011 Attorney associated with the Manager and FAM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment

Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts as the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     As of February   , 1999, the Directors and officers of the Fund as a group
(13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

     The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended.

     The following table shows the compensation earned by the non-interested Directors for the fiscal year ended October 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1997.

                                                                                                               AGGREGATE
                                                                       PENSION OR           ESTIMATED      COMPENSATION FROM
                                                                   RETIREMENT BENEFITS       ANNUAL         FUND AND OTHER
                                  POSITION WITH    COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON        MLAM/FAM-
NAME                                  FUND          FROM FUND         FUND EXPENSE         RETIREMENT      ADVISED FUNDS(1)
----                              -------------    ------------    -------------------    -------------    -----------------
Donald Cecil....................    Director          $8,500              None                None             $275,850
Roland M. Machold(2)............    Director          $  500              None                None             $     --(2)
Edward H. Meyer.................    Director          $5,500              None                None             $222,100
Charles C. Reilly...............    Director          $7,500              None                None             $313,000
Richard R. West.................    Director          $7,500              None                None             $299,000
Edward D. Zinbarg...............    Director          $7,500              None                None             $133,500

---------------
(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (54 registered investment companies consisting of 67 portfolios); Mr. West (56 registered investment companies consisting of 81 portfolios); and Mr. Zinbarg (19 registered investment companies consisting of 19 portfolios).
(2) Mr. Machold was elected a Director of the Fund and certain other MLAM/FAM advised funds on October 20, 1998.

     Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Manager, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

     Management Fee. The Fund has entered into a management agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. Effective July 25, 1995, the Manager has voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.75% of the average daily net assets not exceeding $2.5 billion; 0.70% of the average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of the average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion; 0.625% of the average daily net assets exceeding $7.5 billion but not exceeding $10 billion; and 0.60% of the average daily net assets exceeding $10 billion. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

    FISCAL YEAR ENDED OCTOBER 31,       MANAGEMENT FEE
    -----------------------------       --------------
1998..................................   $86,120,026
1997..................................   $88,207,229
1996..................................   $70,943,078

     Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. See "Purchase of Shares -- Distribution Plans."

     Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                 CLASS A SHARES

------------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
     October 31,          Collected       Distributor      Merrill Lynch     Load-Waived Shares
----------------------  -------------   ---------------   ---------------   --------------------
         1998            $  285,971         $20,456         $  265,515            $70,285
         1997            $  705,874         $47,810         $  658,064                  0
         1996            $1,093,106         $76,760         $1,016,346                  0

                                 CLASS D SHARES

------------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
     October 31,          Collected       Distributor      Merrill Lynch     Load-Waived Shares
----------------------  -------------   ---------------   ---------------   --------------------
         1998            $  963,279        $ 66,131         $  897,148               0
         1997            $3,242,398        $237,188         $3,005,210               0
         1996            $3,654,846        $241,734         $3,413,112               0

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

     Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch

Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

Contingent Deferred Sales Charges -- Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                                    CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE PAYMENT MADE            SUBJECT TO CHARGE
         --------------------------------           --------------------
0-1...............................................          4.0%
1-2...............................................          3.0%
2-3...............................................          2.0%
3-4...............................................          1.0%
4 and thereafter..................................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any

Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

Class B and Class C Sales Charge Information

                              CLASS B SHARES*
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
   Ended October 31,           by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                  $10,325,527               $10,325,527
          1997                  $10,035,794               $10,035,794
          1996                  $ 8,468,220               $ 8,468,220

             * Additional Class B CDSCs payable to the Distributor
               with respect to the fiscal years ended October 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                               CLASS C SHARES
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
   Ended October 31,           by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                    $242,453                  $242,453
          1997                    $215,161                  $215,161
          1996                    $117,278                  $117,278

     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     As of December 31, 1997, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $17,476,000 (0.183% of Class B net assets at that date). As of October 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $412,915 (0.491% of Class B net assets at that date). As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $1,359,000 (0.203% of Class C net assets at that date). As of October 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $10,714,236 (2.128% of Class C net assets at that date).

     For the fiscal year ended October 31, 1998, the Fund paid the Distributor $89,390,716 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $9.0 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1998, the Fund paid the Distributor $6,499,610 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $650.0 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1998, the Fund paid the Distributor $3,693,889 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.5 billion), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of October 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the

NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                            DATA CALCULATED AS OF OCTOBER 31, 1998(1)
                                -------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                              ALLOWABLE                    AMOUNTS                      FEE AT
                                 ELIGIBLE      ALLOWABLE     INTEREST ON    MAXIMUM       PREVIOUSLY     AGGREGATE   CURRENT NET
                                   GROSS       AGGREGATE       UNPAID        AMOUNT        PAID TO        UNPAID        ASSET
                                 SALES(1)     SALES CHARGE   BALANCE(2)     PAYABLE     DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                -----------   ------------   -----------   ----------   --------------   ---------   ------------
CLASS B SHARES FOR THE PERIOD
  FEBRUARY 3, 1989
  (COMMENCEMENT OF OPERATIONS)
  TO OCTOBER 31, 1998
Under NASD Rule as Adopted....  $13,779,879     $861,242      $417,514     $1,278,756      $518,107      $760,649      $50,578
Under Distributor's Voluntary
  Waiver......................  $13,779,879     $861,242      $ 68,900     $  930,142      $518,107      $412,035      $50,578

CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994
  (COMMENCEMENT OF OPERATIONS)
  TO OCTOBER 31, 1998
Under NASD Rule as Adopted....  $   807,599     $ 50,475      $  8,795     $   59,270      $ 11,795      $ 47,475      $ 3,777

---------------
(1) Includes information for Merrill Lynch Balanced Fund for Investment and Retirement, Inc. ("Balanced Fund") for the periods indicated. Effective March 4, 1996, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of Balanced Fund.
(2) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.

Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value.

     Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Manager and for which the Manager can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Manager by calculating the mean of the last available bid and asked prices for such Corporate Loans provided by each of two dealers, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the bid and asked prices provided by the dealer. In the event no quotes are available, such Corporate Loan will be valued by a Pricing Committee of the Board of Directors.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on October 31, 1998 is set forth below.

                                     CLASS A          CLASS B         CLASS C         CLASS D
                                  --------------   --------------   ------------   --------------
Net Assets.....................   $1,513,999,059   $6,743,779,776   $503,555,680   $1,316,994,281
                                  ==============   ==============   ============   ==============
Number of Shares Outstanding...      114,233,454      518,159,044     39,159,690       99,542,276
                                  ==============   ==============   ============   ==============
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding)..........   $        13.25   $        13.01   $      12.86   $        13.23
Sales Charge (for Class A and
  Class D shares: 5.25% of
  offering price; 5.54% of net
  asset value per share)*......              .73               --**           --**            .73
                                  --------------   --------------   ------------   --------------
Offering Price.................   $        13.98   $        13.01   $      12.86   $        13.96
                                  ==============   ==============   ============   ==============

---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
   Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
   "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Directors, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     For the fiscal year ended October 31, 1998, the brokerage commissions paid to Merrill Lynch represented 6.50% of the aggregate brokerage commissions paid and involved 5.19% of the Fund's dollar amount of transactions involving payment of commissions during the year. Information about the brokerage commissions paid by the Fund including commissions paid to Merrill Lynch, is set forth in the following table:

                                                  AGGREGATE          PAID TO
        FISCAL YEAR ENDED OCTOBER 31,          COMMISSIONS PAID   MERRILL LYNCH
        -----------------------------          ----------------   -------------
1998.........................................    $10,092,521        $655,667
1997.........................................    $ 8,287,221        $238,952
1996.........................................    $ 4,122,526        $197,361

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or MLAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of

Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

RETIREMENT PLANS

     Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC DIVIDEND PROGRAM

     Unless specific instructions are given as to the method of payment, dividends and capital gains distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends and distributions. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined 15 minutes after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales

Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     Capital gains and ordinary income received in each of the retirement plans referred to above are exempt from Federal taxation until distributed from the plan. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder
Services -- Automatic Dividend Program" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Dividends and distributions are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends, as well as any amount of capital gains dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. In general, unless an election is available to the Fund or an exception applies, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in option contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                    CLASS A SHARES                          CLASS B SHARES
                                         -------------------------------------   -------------------------------------
                                           EXPRESSED AS      REDEEMABLE VALUE      EXPRESSED AS      REDEEMABLE VALUE
                                           A PERCENTAGE      OF A HYPOTHETICAL     A PERCENTAGE      OF A HYPOTHETICAL
                                            BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                           HYPOTHETICAL        AT THE END OF       HYPOTHETICAL        AT THE END OF
                PERIOD                   $1,000 INVESTMENT      THE PERIOD       $1,000 INVESTMENT      THE PERIOD
                ------                   -----------------   -----------------   -----------------   -----------------
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998........        (9.45)%           $  905.50             (8.66)%           $  913.40
Five Years Ended October 31, 1998......         7.75%            $1,452.20              7.80%            $1,456.00
Inception (February 3, 1989) to October
  31, 1998.............................        11.61%            $2,914.60             11.09%            $2,784.70

                                                                     ANNUAL TOTAL RETURN
                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended October 31,
1998...................................        (4.43)%          $  955.70             (5.37)%          $  947.10
1997...................................        16.08%           $1,160.80             14.82%           $1,148.20
1996...................................        17.81%           $1,178.10             16.71%           $1,167.10
1995...................................        14.81%           $1,148.10             13.54%           $1,135.40
1994...................................         2.14%           $1,021.40              1.13%           $1,011.30
1993...................................        22.61%           $1,226.10             21.42%           $1,214.20
1992...................................        11.78%           $1,117.80             10.64%           $1,106.40
1991...................................        28.89%           $1,288.90             27.48%           $1,274.80
1990...................................         3.91%           $1,039.10              2.93%           $1,029.30
Inception (February 3, 1989) to October
  31, 1989.............................         9.34%           $1,093.40              8.50%           $1,085.00

                                                                   AGGREGATE TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 3, 1989) to October
  31, 1998.............................       191.46%           $2,914.60            178.47%           $2,784.70

                                                    CLASS C SHARES                          CLASS D SHARES
                                         -------------------------------------   -------------------------------------
                                           EXPRESSED AS      REDEEMABLE VALUE      EXPRESSED AS      REDEEMABLE VALUE
                                           A PERCENTAGE      OF A HYPOTHETICAL     A PERCENTAGE      OF A HYPOTHETICAL
                                            BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                           HYPOTHETICAL        AT THE END OF       HYPOTHETICAL        AT THE END OF
                PERIOD                   $1,000 INVESTMENT      THE PERIOD       $1,000 INVESTMENT      THE PERIOD
                ------                   -----------------   -----------------   -----------------   -----------------
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998........        (6.20)%           $  938.00             (9.63)%           $  903.70
Inception (October 21, 1994) to October
  31, 1998.............................         9.48%            $1,440.10              8.88%            $1,408.70

                                                                     ANNUAL TOTAL RETURN
                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended October 31,
1998...................................        (5.38)%          $  946.20             (4.63)%          $  953.70
1997...................................        14.84%           $1,148.40             15.76%           $1,157.60
1996...................................        16.68%           $1,166.80             17.59%           $1,175.90
1995...................................        13.58%           $1,135.80             14.43%           $1,144.30
Inception (October 21, 1994) to October
  31, 1994.............................         0.00%           $1,000.00              0.08%           $1,000.80

                                                                   AGGREGATE TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to October
  31, 1998.............................        44.01%           $1,440.10             40.87%           $1,408.70

     On occasion, the Fund may compare its performance to that of the Financial Times/Standard & Poor's-Actuaries World Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on June 9, 1988. It has an authorized capital of 3,550,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. In addition, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting, if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     To the knowledge of the Fund, no person or entity owned beneficially 5% or
more of any class of the Fund's shares as of February   , 1999.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   APPENDIX I

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured.
       Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered to be a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividends payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B Debt rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC Debt rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligator is not likely to have the capacity to meet its financial commitment on the obligation.

CC      The rating "CC" is currently highly vulnerable to non-payment.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred -- and not where a default is only expected. Standard & Poor's changes ratings to "D" either:

        - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and Standard & Poor's believes that a payment will be made, in which case the rating can be maintained; or

        - Upon voluntary bankruptcy filing or similar action. An exception is made if Standard & Poor's expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.

        An issuer credit rating (also known as a corporate credit rating, counterparty credit rating, natural rating, senior implied rating, or default risk rating) is changed to "N.M." (for "not meaningful") upon:

        - The first occurrence of a payment default on any financial obligation, rated or unrated, other than a financial obligation subject to a bona fide commercial dispute. (In this context, preferred stock is not considered to be a financial obligation. Thus, a missed preferred stock dividend does not necessarily mean that the issuer credit rating is changed to "N.M.");

        - A voluntary bankruptcy filing by the issuer, or similar action -- even if the issuer continues debt service payments on some financial obligations; or

        - Seizure of a rated bank by a regulator or placement of an insurer under regulatory supervision owing to its financial condition. Such regulatory actions imply substantial uncertainty about the issuer's ability to continue meeting financial obligations. (An insurer's claims-paying ability rating would go to "R" if the insurer were placed under regulatory supervision because of its financial condition.)

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R. indicates not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries in general.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based on the following considerations:

     I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

     II.  Nature of, and provisions of, the issue;

     III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA     This is the highest rating that may be assigned by Standard
        & Poor's to a preferred stock issue and indicates an
        extremely strong capacity to pay the preferred stock
        obligations.
AA      A preferred stock issue rated AA also qualifies as a
        high-quality, fixed-income security. The capacity to pay
        preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
A       An issue rated A is backed by a sound capacity to pay the
        preferred stock obligations, although it is somewhat more
        susceptible to the adverse effects of changes in
        circumstances and economic conditions.
BBB     An issue rated BBB is regarded as backed by an adequate
        capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
        economic conditions or changing circumstances are more
        likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A
        category.
BB      Preferred stock rated BB, B, and CCC are regarded, on
B       balance, as predominantly speculative with respect to the
CCC     issuer's capacity to pay preferred stock obligations. BB
        indicates the lowest degree of speculation and CCC the
        highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
        uncertainties or major risk exposures to adverse conditions.
CC      The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but
        that is currently paying.
C       A preferred stock rated C is a nonpaying issue.
D       A preferred stock rated D is a nonpaying issue with the
        issuer in default on debt instruments.
N.R.    This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or
        that Standard & Poor's does not rate a particular type of
        obligation as a matter of policy.

     Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CODE #: 10811-02-99

                           PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 1(a)   --   Articles of Incorporation of the Registrant, dated June 7,
             1988.(a)
  (b)   --   Articles of Amendment to the Articles of Incorporation of
             the Registrant, dated November 28, 1988.(a)
  (c)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated December 7, 1992.(a)
  (d)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated July 13, 1993.(d)
  (e)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated December 16, 1993.(d)
  (f)   --   Articles of Amendment to the Articles of Incorporation of
             the Registrant, dated October 17, 1994.(b)
  (g)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated October 17, 1994.(b)
  (h)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated September 9, 1996.(d)
  (i)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated November 6, 1996 (including
             Certificate of Correction dated February 19, 1997 filed with respect thereto).(d)
  (j)   --   Articles Supplementary to the Articles of Incorporation of
             the Registrant, dated November 12, 1997.(h)
 2      --   By-Laws of the Registrant.(c)
 3      --   Portions of the Articles of Incorporation, as amended and
             supplemented, and the By-Laws of the Registrant defining
             rights of Shareholders.(e)
 4(a)   --   Management Agreement between the Registrant and Merrill
             Lynch Asset Management, Inc., dated December 13, 1988.(c)
  (b)   --   Sub-Advisory Agreement between Merrill Lynch Asset
             Management, Inc. and Merrill Lynch Asset Management U.K.
             Limited, dated January 18, 1989.(c)
  (c)   --   Supplement to Management Agreement between the Registrant
             and Merrill Lynch Asset Management, L.P., dated January 3,
             1994.(f)
 5(a)   --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(f)
  (b)   --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(e)
  (c)   --   Letter Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc. with respect to the Merrill Lynch
             Mutual Fund Adviser Program.(a)
  (d)   --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(f)
  (e)   --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(f)
 6      --   None.
 7      --   Custodian Agreement between the Registrant and Brown
             Brothers Harriman & Co.(c)
 8(a)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and
             Merrill Lynch Financial Data Services, Inc. (now known as
             Financial Data Services, Inc.)(c)
  (b)   --   Form of License Agreement relating to the use of name
             between the Registrant and Merrill Lynch, Pierce, Fenner &
             Smith Incorporated.(c)
 9      --   Opinion of Brown & Wood LLP, counsel to the Registrant.(i)

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
10      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11      --   None.
12      --   Certificate of Merrill Lynch Asset Management, Inc.(c)
13(a)   --   Amended and Restated Class B Distribution Plan and Class B
             Distribution Plan Sub-Agreement of the Registrant.(a)
  (b)   --   Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of the Registrant.(f)
  (c)   --   Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of the Registrant.(f)
14(a)   --   Financial Data Schedule for Class A shares.
  (b)   --   Financial Data Schedule for Class B shares.
  (c)   --   Financial Data Schedule for Class C shares.
  (d)   --   Financial Data Schedule for Class D shares.
15      --   Merrill Lynch Select Pricing(SM) System Plan pursuant to
             Rule 18f-3.(g)

---------------

(a)  Filed on February 24, 1994, as an Exhibit to Post-Effective
     Amendment No. 7 to Registrant's Registration Statement on
     Form N-1A under the Securities Act of 1933, as amended (File
     No. 33-22462) (the "Registration Statement").
(b)  Filed on February 27, 1995, as an Exhibit to Post-Effective
     Amendment No. 9 to the Registration Statement.
(c)  Filed on February 27, 1996, as an Exhibit to Post-Effective
     Amendment No. 10 to the Registration Statement.
(d)  Filed on February 25, 1997, as an Exhibit to Post-Effective
     Amendment No. 11 to the Registration Statement.
(e)  Reference is made to Article III (Sections 3 and 4), Article
     V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article
     VIII and Article X of the Registrant's Articles of
     Incorporation as amended and supplemented, filed as Exhibits
     1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(i) and
     1(j) to this Registration Statement, and Article II, Article
     III (Sections 1, 3, 5, 6 and 17), Article IV (Section I),
     Article V (Section 7), Article VI, Article VII, Article XII,
     Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.
(f)  Filed on October 18, 1994, as an Exhibit to Post-Effective
     Amendment No. 8 to the Registration Statement.
(g)  Incorporated by reference to Exhibit 18 to Post-Effective
     Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New
     York Municipal Bond Fund series of Merrill Lynch Multi-State
     Municipal Series Trust (File No. 2-99473).
(h)  Filed on February 12, 1998, as an Exhibit to Post-Effective
     Amendment No. 12 to the Registration Statement.
(i)  Previously filed as an exhibit to the Registration
     Statement.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 25.  INDEMNIFICATION.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill

Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 26, and Messrs. Giordano, Harvey, Kirstein and Monagle are officers of one or more of such companies.

                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                    INVESTMENT ADVISER     PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
ML & Co..........................  Limited Partner           Financial Services Holding
                                                             Company; Limited Partner of MLAM
Princeton Services...............  General Partner           General Partner of MLAM
Arthur Zeikel....................  Chairman                  Chairman of MLAM; President of FAM
                                                             and MLAM from 1977 to 1997;
                                                             Chairman and Director of Princeton
                                                             Services; President of Princeton
                                                             Services from 1993 to 1997;
                                                             Executive Vice President of ML &
                                                             Co.
Jeffrey M. Peek..................  President                 President of MLAM; President and
                                                             Director of Princeton Services;
                                                             Executive Vice President of ML &
                                                             Co.; Managing Director and Co-Head
                                                             of the Investment Banking Division
                                                             of Merrill Lynch in 1997; Senior
                                                             Vice President and Director of the
                                                             Global Securities and Economics
                                                             Division of Merrill Lynch from
                                                             1995 to 1997
Terry K. Glenn...................  Executive Vice President  Executive Vice President of MLAM;
                                                             Executive Vice President and
                                                             Director of Princeton Services;
                                                             President and Director of PFD;
                                                             Director of FDS; President of
                                                             Princeton Administrators
Mark A. Desario..................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Linda L. Federici................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Vincent R. Giordano..............  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Elizabeth A. Griffin.............  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Norman R. Harvey.................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Michael J. Hennewinkel...........  Senior Vice President,    Senior Vice President, Secretary
                                   Secretary and General     and General Counsel of MLAM;
                                   Counsel                   Senior Vice President of Princeton
                                                             Services

                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                    INVESTMENT ADVISER     PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
Philip L. Kirstein...............  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President, Director
                                                             and Secretary of Princeton
                                                             Services
Ronald M. Kloss..................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Debra W. Landsman-Yaros..........  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services; Vice President of PFD
Stephen M. M. Miller.............  Senior Vice President     Executive Vice President of
                                                             Princeton Administrators; Senior
                                                             Vice President of Princeton
                                                             Services
Joseph T. Monagle, Jr. ..........  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Brian A. Murdock.................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Gerald M. Richard................  Senior Vice President     Senior Vice President and
                                   and Treasurer             Treasurer of MLAM; Senior Vice
                                                             President and Treasurer of
                                                             Princeton Services; Vice President
                                                             and Treasurer of PFD
Gregory D. Upah..................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services
Ronald L. Welburn................  Senior Vice President     Senior Vice President of MLAM;
                                                             Senior Vice President of Princeton
                                                             Services

     Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                                                 OTHER SUBSTANTIAL BUSINESS,
             NAME                 POSITIONS WITH MLAM U.K.    PROFESSION, VOCATION OR EMPLOYMENT
             ----                ---------------------------  ----------------------------------
Arthur Zeikel..................  Director and Chairman        Chairman of MLAM and FAM;
                                                              President of MLAM and FAM from
                                                              1977 to 1997; Chairman and
                                                              Director of Princeton Services;
                                                              President of Princeton Services
                                                              from 1993 to 1997; Executive Vice
                                                              President of ML & Co.
Alan J. Albert.................  Senior Managing Director     Vice President of MLAM
Nicholas C.D. Hall.............  Director                     Director of Merrill Lynch Europe
                                                              PLC; General Counsel of Merrill
                                                              Lynch International Private
                                                              Banking Group
Gerald M. Richard..............  Senior Vice President        Senior Vice President and
                                                              Treasurer of MLAM and FAM; Senior
                                                              Vice President and Treasurer of
                                                              Princeton Services; Vice President
                                                              and Treasurer of PFD
Carol Ann Langham..............  Company Secretary            None
Debra Anne Searle..............  Assistant Company Secretary  None

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                            POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                  NAME                               WITH PFD                 WITH REGISTRANT
                  ----                     ----------------------------  -------------------------
Terry K. Glenn...........................  President and Director        Executive Vice President
Michael G. Clark.........................  Director                      None
Thomas J. Verage.........................  Director                      None
Robert W. Crook..........................  Senior Vice President         None
Michael J. Brady.........................  Vice President                None
William M. Breen.........................  Vice President                None
James T. Fatseas.........................  Vice President                None
Debra W. Landsman-Yaros..................  Vice President                None

                                            POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                  NAME                               WITH PFD                 WITH REGISTRANT
                  ----                     ----------------------------  -------------------------
Michelle T. Lau..........................  Vice President                None
Gerald M. Richard........................  Vice President and Treasurer  Treasurer
Salvatore Venezia........................  Vice President                None
William Wasel............................  Vice President                None
Robert Harris............................  Secretary                     None

     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 29th day of December, 1998.

                                          MERRILL LYNCH GLOBAL ALLOCATION FUND,
                                          INC.
                                                      (Registrant)

                                          By:     /s/ GERALD M. RICHARD
                                            ------------------------------------
                                               (Gerald M. Richard, Treasurer)

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following person in the capacities and on the date indicated.

                  SIGNATURE                                TITLE                     DATE
                  ---------                                -----                     ----

               ARTHUR ZEIKEL*                  President and Director
---------------------------------------------  (Principal Executive Officer)
               (Arthur Zeikel)

             GERALD M. RICHARD*                Treasurer (Principal Financial
---------------------------------------------  and Accounting Officer)
             (Gerald M. Richard)

                DONALD CECIL*                  Director
---------------------------------------------
               (Donald Cecil)

             ROLAND M. MACHOLD*                Director
---------------------------------------------
             (Roland M. Machold)

              EDWARD H. MEYER*                 Director
---------------------------------------------
              (Edward H. Meyer)

             CHARLES C. REILLY*                Director
---------------------------------------------
             (Charles C. Reilly)

              RICHARD R. WEST*                 Director
---------------------------------------------
              (Richard R. West)

             EDWARD D. ZINBARG*                Director
---------------------------------------------
             (Edward D. Zinbarg)

         *By: /s/ GERALD M. RICHARD                                            December 29, 1998
---------------------------------------------
    (Gerald M. Richard, Attorney-in-Fact)

                               POWER OF ATTORNEY

     I, Roland M. Machold, hereby authorize Arthur Zeikel, Terry K. Glenn, Gerald M. Richard, Barbara G. Fraser, Robert Harris, Philip M. Mandel, Ira P. Shapiro or Michael J. Hennewinkel, or any of them, as attorney-in-fact, to sign on my behalf any amendments to the Registration Statement for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Tigers Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide Dollarvest Fund, Inc.

Dated: November 6, 1998

                                            /s/ ROLAND M. MACHOLD
                                    --------------------------------------
                                              Roland M. Machold
                                      (Director of each above referenced
                                Maryland corporation and Trustee of each above
                                   referenced Massachusetts business trust)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  10       Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  14(a)    Financial Data Schedule for Class A Shares.
    (b)    Financial Data Schedule for Class B Shares.
    (c)    Financial Data Schedule for Class C Shares.
    (d)    Financial Data Schedule for Class D Shares.